June 27, 2011 RECOMMENDED OFFER TO ACQUIRE NISCAYAH Exhibit 99.3

Cautionary Statements
Stanley Black & Decker makes forward-looking statements in this presentation which represent its expectations or beliefs about future events and financial performance. Forward-looking statements are identifiable by words such as "believe," "anticipate," "expect," "intend," "plan," "will," "may" and other similar expressions. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Forward looking statements made in this presentation, include, but are not limited to, statements concerning: the consummation of the acquisition; Niscayah’s business complementing and expanding Stanley Black and Decker’s existing operations and international presence; cost savings; and earnings per share.
You are cautioned not to place undue reliance on these forward-looking statements. These forward-
looking statements are not guarantees of future events and involve risks, uncertainties and other known and unknown factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by such forward-looking statements, including, but not limited to, the failure to consummate, or a delay in the consummation of, the transaction for various reasons.
Forward-looking statements made herein are also subject to risks and uncertainties, described in:
Stanley's 2010 Annual Report on Form 10-K, its Quarterly Report on Form 10-Q for the quarter ended
April 2, 2011; and other filings the Company makes with the Securities and Exchange Commission. In addition, actual results could differ materially from those suggested by the forward-looking statements, and therefore you should not place undue reliance on the forward-looking statements. The Company makes no commitment to revise or update any forward-looking statements to reflect events or circumstances occurring or existing after the date of any forward-looking statement.

A Compelling Opportunity
•
Immediately Accretive To EPS: $0.20 /Share In Year 1; $0.45 /Share In Year 3
• ~$80M Of Cost Synergies: ~4.5% Of Combined Niscayah/CSS Revenues
– >50% Achievable In Year 1
• Opportunity To Improve Niscayah’s Profitability & Growth Trajectory With Proven
Stanley CSS Business Model
• Financed With Offshore Cash Earning 50 Bps; No Debt Or Equity Issuance
Required
• Implied EBITDA Purchase Multiple Of 7.2x (Including Run-Rate Synergies);
14.2x Excluding Synergies
• Strong Balance Sheet Maintained
• Does Not Impact Ongoing Integration Of Black & Decker, Which In Its Late
Stages Continues To Be A Success Story
• Consistent With Strategy To Expand Electronic Security Footprint In Europe
• Diversifies Business Mix, Geographic Reach, Improves Value Proposition &
Provides Scale
• Opportunity To Capitalize On Honed & Proven Global Integration Skills
– Leverage Successful HSM, Sonitrol, GdP & ADT France Acquisitions
• Deploys Unproductive Trapped Capital And Boosts Overall Company ROCE
Strategic
Accretive
Disciplined

Transaction Details
Niscayah
Overview
•
Swedish Public Company (OMX: NISC) With ~$1B Of Revenue (85% Europe / 15% U.S.)
•
Strong European Presence In Commercial Security: Access Control, Video Surveillance, Intrusion And Fire
Protection
–
Spun-off From Securitas AB Group In 2006
Securitas AB’s
Offer For
Niscayah
•
On May 16, Securitas AB Made An All Stock Public Share Offer To Acquire Niscayah
–
One Securitas AB Share For Every 4.19 Shares Of Niscayah (Value Of 16 SEK/Share At Offer Date; June 23
Value Of 14.53SEK/Share); 31% Premium To Pre-Announcement Close
History Of
SWK/Niscayah
Dialogue
•
SWK Senior Management Built Relationships With Niscayah’s Leadership Over Past 5 Years
–
Had Discussed Merits Of Combination In Detail On Several Occasions
•
Subsequent To Securitas’ Offer, Niscayah’s Advisors Reached Out To SWK & Others To Gauge Interest
•
SWK & Niscayah Management Met Several Times Prior To Offer
•
SWK’s Offer For
Niscayah
•
SEK18.00 In Cash Per Class A And B Share and SEK0.05 In Cash Per Warrant
•
Total Transaction Value Of SEK7.6B (~USD$1.2B)
•
47% Premium Based On Unaffected Price
•
24% Premium To Current Value Of All-Stock Securitas AB Offer
•
Independent Committee Of Niscayah Board Has Unanimously Recommended SWK Offer
•
Shareholders Representing ~19.5% Of Niscayah Shares Have Committed To Accept The Offer Under
Certain Conditions
•
No Financing Condition; Regulatory Approval And 90% Shareholder Acceptance Required
Timing
•
Offer Period To Run From July 25 To August 29
•
Anticipated Close In September 2011

ExxonMobil

kmart

Sempra Energy

Hertz

ABN·AMRO

HSBC

VOLVO

enagas

DHL

SANDVIK

StanleyBlack&Decker

Niscayah Business Overview
Description
Three Business Areas
Systems
Management
(Maintenance)
Implementation
(Installation)
System
Operations
(Monitoring)
Business
•
Services Include Preventive Measures, Fault
Localization And Repairs Of Security Systems
•
Analysis, Design And Installation Of Security Systems
•
Hardware And Software Sales
•
Operation And Monitoring Of Security Systems
•
12 Security Centers In Europe And US
Description
Access
Control
Video
Surveillance
Intrusion
Protection
Fire Alarm
Systems
Solutions By Technology
• Commercial Security Solutions Provider Specializing In:
– Video Surveillance, Access Control, Intrusion Alarms &
Fire Alarm Systems
– Design & Installation Services, Maintenance And Repair,
Monitoring
– Packaged Solutions Using Products From Range Of
Suppliers
• Strong Presence With Financial And Retail Customers
Customers

A Premier Commercial Security Franchise
With Global Scale
Niscayah 2010 Sales By Segment
Installation
50%
Maintenance
37%
Monitoring
10%
Other
3%
Niscayah 2010 Sales By Geography
France
9%
RoW
9% Rest Of Europe
33%
Nordic Region
34%
Pro Forma Total Stanley Convergent Security Solutions: ~$1.8B
47%
Recurring
(RMR)
U.S.
15%
North
America
35%
France
17%
Rest Of
Europe
22%
RoW
7%
Nordic Region
19%
48% Recurring Revenue Mix Of $1.8B Pro Forma CSS Global Platform

Extends Our Powerful Business Model
• Gain A  Large Commercial Base, High Service Content, And Recurring Revenues
– Adds ~120K Subscribers In New Regions
• Creates An Expanded Direct Sales And Service Provider Across Multiple Regions
– Adds 15 Additional Countries To CSS Platform
– Adds Multilingual Monitoring Capabilities
• Expands Platform Through Segment Share Growth, New Penetration Across Europe; CSS Brings A
Competitive/Attractive Product With eServices Offering
Complementary Services & End Users
• Creates A Leading Security Solutions Provider To Government, Financial, Healthcare And Retailer End
Markets On Two Continents
– Enhances Penetration In Fire Monitoring And Into Financial Verticals
• Complementary Geographic Fit With Established Strong Positions In U.S., Nordic, France, Spain & UK
Solid Platform For Consolidation
• Provides New Non-North American Consolidation Opportunities For RMR Growth
• Increases Scale To Allow Pursuit of Broader Convergence And Technology Strategies
Excellent Fit With CSS Growth Strategy

Significant Synergy Potential
SG&A
• Sales Teams And Operations Consolidation
• Public Company And Administrative Costs
• Migration To Shared Services
• Real Estate Rationalization
COGS
• Migrate Niscayah North American Hardware To
CSS Supply Base
• Standardize Pan-European Hardware And
Distribution
• Robust Opportunity – ~$80 Million
• ~4.5% Of Combined Niscayah/CSS Revenues
• >50% Achievable In Year 1

300 Bps
400 Bps
1,300 Bps
1,300 Bps
1,100 Bps
1,800 Bps
(In 15 Months)
HSM
Sonitrol
X-Mark
Best Access
GdP
ADT France
European Acquisitions

STANLEY
Solutions de Sécurité

StanleyBlack&Decker

Successful Integration Track Record
• SWK Acquired Struggling Operation In France In March 2010
• Improved Operating Margins By 1,800 Bps In First 15 Months
• Total 2,500 Bps Improvement Expected In Less Than 2 Years Post-Acquisition
ADT France: Case Study
Proven SWK Security Integration Process Yields 1,000 Bps
Margin Improvement On Average
~2,500 Bps By Y/E
2011: 21 Months
Post-Acquisition
(Mid-Teens OM%)
1,800 Bps
(In 15 Months)
Historical Security Acquisition OM% Improvement Post-
SWK Integration
FACOM:
350 Bps OM%
Improvement
In Pan-European
Integration Of IAR
Business In 2006

Black & Decker Integration Scorecard
Category
Cost Synergies
Original
Year 3 Goal
Current View Confidence Level
Revenue
Synergies
Free Cash Flow
$350 Million
(By 3/2013)
TBD
$1 Billion
$425 Million
(By 2012)
$300 - $400 M
(By 2013)
$1.1 Billion
(In 2011)
High
High
High
Strong Performance Against Original Commitments
$460 Million
(Annualized Run Rate*)
*Annualizing 9 Months Of Achieved Synergies Of $135M In 2010

Pro Forma Financial Impact & Timing
Year 1 Year 2 Year 3
Expected
Cost
Synergies
~$45M ~$35M
Adjusted
EPS
Impact*
+$0.20 +$0.45
• Financed With Offshore Cash
• Offshore Cash Currently Earning 50 Bps
• Taxes To Repatriate Cash Would Be
28-30%
• Credit Rating Expected to Remain
Strong Investment Grade
Acquisition Financing
*Before expected one-time costs of $60-80 Million
Year 2 Expected Cost Synergies Are Incremental
• Current Niscayah OM%= 6%
• CSS Average OM%= Mid-To-High Teens
• Expect To Improve Niscayah OM
To CSS Average By Year 3
Niscayah OM %
• Announcement Of Offer
• Posting Of Offer Document
• Acceptance Period Expires On August 29th
• Regulatory Approvals
• Transaction Close Anticipated Sept. 2011
Procedure/Timing

12
Summary
Significant Synergy Opportunity: ~$80M By Year 2; High Level Of Confidence
Given SWK’s Strong Global Integration Track Record
Clear Opportunity To Improve Niscayah’s Profitability And Growth Trajectory
With Proven Stanley CSS Business Model
Compelling, Strategic, Accretive Transaction
• Financed Completely With Offshore Cash Earning 50bps
• Will Not Interfere With Black & Decker Integration
Excellent Fit With CSS/Security Vision To Expand Presence In Europe
• Provides Scale, Geographic Balance, Solid Platform For Consolidation
• Complementary End Market Exposure

June 27, 2011 RECOMMENDED OFFER TO ACQUIRE NISCAYAH